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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          October 1, 1999
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                                LOEWS CORPORATION
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          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
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(State or other jurisdiction        (Commission            (I.R.S. employer
of incorporation or organization)   file number)           identification no.)


   667 Madison Avenue, New York, N.Y.                         10021-8087
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 (Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code        (212) 521-2000
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                                NOT APPLICABLE
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     (Former name or former address, if changed since last report)




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Item 5. Other Events.
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  Registrant's 87% owned subsidiary, CNA Financial Corporation, filed a
Current Report on Form 8-K dated October 1, 1999 relating to the sale of its personal lines insurance business to Allstate Corporation, a copy of which is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a) Exhibits.

Exhibit 99.1    Form 8-K filed by CNA Financial Corporation, dated
                October 1, 1999.



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
                                            -----------------
                                            (Registrant)





Dated: October 19, 1999                 By: /s/ Peter W. Keegan
                                            ---------------------
                                            Peter W. Keegan
                                            Senior Vice President
                                            Chief Financial Officer


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